SCHEDULE 14A INFORMATION
                            ------------------------

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

         [X]   Preliminary Proxy Statement
         [ ]   Definitive Proxy Statement
         [ ]   Definitive Additional Materials
         [ ]   Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12

                                MIAD SYSTEMS LTD.
                                -----------------
                (Name of Registrant as specified in its charter)


      (Name of Person(s) Filing Proxy Statement), if other than Registrant

Payment of Filing Fee (Check the appropriate box):

         [X] No fee required
         [ ] $500 per each party to the controversy pursuant to Exchange Act
             Rule 14a-6(i)(3).
         [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

             (1)      Title of each class of securities to which transaction
                      applies:
                              --------------------------------------------------
             (2)      Aggregate number of securities to which transaction
                      applies:
                              --------------------------------------------------
             (3)      Per unit price or other underlying value of transaction
                      computed pursuant to Exchange Act Rule 0-11:           (A)
                                                                  -----------
             (4)      Proposed maximum aggregate value of transaction:
                                                                      --------
             (5)      Total fee paid:
                                     -------------------------------------------

         [ ] Fee paid previously with preliminary materials.

         [ ] Check box if any of the fee is offset as provided by Exchange Act
             Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

             (1)      Amount Previously Paid:
                                             -----------------------------------
             (2)      Form, Schedule or Registration Statement No.:
                                                                   -------------
             (3)      Filing Party:
                                   ---------------------------------------------
             (4)      Date Filed:
                                 -----------------------------------------------

                                MIAD SYSTEMS LTD.
                            43 Rivieria Drive, Unit 6
                        Markham, Ontario, Canada, L3R 5J6

              NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD THURSDAY JUNE 30, 2005

TO THE SHAREHOLDERS OF MIAD SYSTEMS LTD.:

         Notice is hereby given that an Annual and Special Meeting of the shareholders of MIAD SYSTEMS LTD. (the "Corporation") will be held on Thursday June 30, 2005, at the hour of 10:00 o'clock in the forenoon Toronto time, at 390 Bay Street, Suite 1102 , Toronto, Ontario, Canada for the following purposes:

1. to receive and consider the report of the directors and to receive and consider the financial statements of the Corporation for the years ended September 30, 2003 and September 30, 2004, and the semi-annual report for the period ended March 31, 2005 together with the auditors report thereon, which such reports, financial statements and auditors reports were mailed to the shareholders together with this notice of meeting;

2.       to elect directors for the ensuing year;

3. to appoint auditors for the ensuing year and to authorize the directors to fix the remuneration to be paid to the auditors;

4. to consider and if deemed appropriate, pass a special resolution approving the sale of all of the assets, undertakings and liabilities of the Corporation to MIAD Information Systems Inc.; and

5. to transact such other business as may properly be transacted at such meetings or any adjournment thereof.

         At the time of approving the special resolution in item 4 above, the shareholders will be requested to authorize the directors of the Corporation, in their discretion, to abandon the matter referred to therein without further approval of the shareholders.

         Reference is made to the heading "Particulars of Matters to be Acted Upon" in the attached Proxy Statement setting forth a description of the matters referred to in items 2 to 4 above. If you are unable to attend the meeting in person, please read the information contained in the accompanying Management Information Circular and the Instrument of Proxy enclosed herewith and complete and return the Proxy within the time period specified in the Proxy Statement. The enclosed Proxy is solicited by management, but you may amend it, if you so desire, by striking out the names listed therein and inserting in the space provided the name of the person you wish to represent you at the meeting.

         Dated at Toronto, Ontario as of this 30th day of May, 2005.

                                                     BY ORDER OF THE BOARD,
                                                     MICHAEL A. GREEN
                                                     DIRECTOR AND PRESIDENT

                                MIAD SYSTEMS LTD.
                            43 Riviera Drive, Unit 6
                        Markham, Ontario, Canada, L3R 5J6

                                  -------------

                         MANAGEMENT INFORMATION CIRCULAR
                               AS OF MAY 27, 2005

                         -------------------------------
                   ANNUAL AND SPECIAL MEETING OF STOCKHOLDERS
                       TO BE HELD THURSDAY, JUNE 30, 2005
                         -------------------------------

                             SOLICITATION OF PROXIES

SOLICITATION OF PROXIES
-----------------------

         THIS MANAGEMENT INFORMATION CIRCULAR (THE "CIRCULAR") IS FURNISHED IN CONNECTION WITH THE SOLICITATION BY THE MANAGEMENT OF MIAD SYSTEMS LTD. (THE "CORPORATION") OF PROXIES TO BE USED AT THE ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS OF THE CORPORATION TO BE HELD ON THURSDAY JUNE 30, 2005, AT THE HOUR OF 10:00 A.M., AT 390 BAY STREET, SUITE 1102, TORONTO, ONTARIO, FOR THE PURPOSES SET FORTH IN THE ACCOMPANYING NOTICE OF MEETING. IT IS EXPECTED THAT THE SOLICITATION WILL BE PRIMARILY BY MAIL BUT PROXIES MAY ALSO BE SOLICITED PERSONALLY BY REGULAR EMPLOYEES AND DIRECTORS OF THE CORPORATION AT A NOMINAL COST. THE COST OF ANY SUCH SOLICITATION BY MANAGEMENT WILL BE BORNE BY THE CORPORATION.

APPOINTMENT AND REVOCATION OF PROXIES
-------------------------------------

         The persons named in the enclosed form of proxy are Directors and Senior Officers of the Corporation. A SHAREHOLDER DESIRING TO APPOINT SOME OTHER PERSON TO REPRESENT HIM AT THE MEETING MAY DO SO BY INSERTING SUCH PERSON'S NAME, WHO NEED NOT BE A SHAREHOLDER OF THE CORPORATION, IN THE BLANK SPACE PROVIDED IN THE FORM OF PROXY AND, IN EITHER CASE, DELIVERING THE COMPLETED PROXY TO THE SECRETARY OF THE CORPORATION AT 43 RIVIERA DRIVE, UNIT 6, MARKHAM, ONTARIO, OR TO MANHATTAN TRANSFER REGISTRAR CO., 58 DORCHESTER ROAD, LAKE RONKONKOMA, NEW YORK, 11779, AT LEAST 72 HOURS PRIOR TO THE MEETING IN ORDER FOR THE PROXY TO BE VOTED. A Proxy must be executed by a shareholder or his attorney authorized in writing or, if executed by a body corporate, by an Officer or Attorney thereof, duly authorized.

         Any Shareholder giving a Proxy may, in addition to in any other manner permitted by law, revoke the Proxy by depositing an instrument in writing executed by the Shareholder or by his Attorney authorized in writing, or if the Shareholder is a body corporate, by an Officer or Attorney thereof duly authorized, at the head office of the Corporation or at MANHATTAN TRANSFER REGISTRAR CO., at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof, at which the Proxy is to be used or with the Chairman of the Meeting on the day of the Meeting or any adjournment thereof.

EXERCISE OF DISCRETION BY PROXIES
---------------------------------

         Shares represented by properly executed Proxies will be voted or withheld from voting in accordance with the instructions of the Shareholder giving the Proxy on any ballot that may be called for, and, if the Shareholder specifies a choice with respect to any matter to be acted upon, the shares will be voted accordingly. IF NO CHOICE IS SPECIFIED, THE SHARES REPRESENTED BY SUCH PROXIES WILL, EXCEPT WHERE PROHIBITED BY LAW, BE VOTED IN FAVOUR OF THE MATTER IDENTIFIED IN THE NOTICE OF MEETING.

         THE ENCLOSED FORM OF PROXY CONFERS DISCRETIONARY AUTHORITY UPON THE PERSONS NAMED THEREIN WITH RESPECT TO AMENDMENTS OR VARIATIONS TO MATTERS IDENTIFIED IN THE NOTICE OF MEETING AND WITH RESPECT TO OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING. At the time of printing this Circular, management of the Corporation knows of no such amendments, variations or other matters to come before the Meeting other than the matters referred to in the Notice of Meeting. HOWEVER, IF OTHER MATTERS WHICH ARE NOT KNOWN TO THE MANAGEMENT OF THE CORPORATION SHOULD COME BEFORE THE MEETING, THE SHARES REPRESENTED BY ANY PROXY WILL BE VOTED ON SUCH MATTERS IN ACCORDANCE WITH THE BEST JUDGEMENT OF THE PERSONS NAMED THEREIN.

VOTING SHARES AND PRINCIPAL HOLDERS THEREOF
-------------------------------------------

         As of the date hereof, the Corporation has outstanding 3,711,400 common shares without nominal or par value, each carrying the right to one vote per share.

         The Board of Directors of the Corporation has fixed May 25, 2005, (the "RECORD DATE") as the Record Date for the purpose of determining the shareholders entitled to receive notice of the Meeting. In accordance with the provisions of the Business Corporations Act (Ontario) (the "ACT") the Corporation will prepare a list of shareholders as at the Record Date. In accordance with the voting rights attaching to the common shares, each shareholder named in the list will be entitled to vote, on all resolutions put forth at the Meeting for which such shareholder is entitled to vote, the shares shown opposite his or her name on the said list, except to the extent that: (i) the shareholder has transferred his or her shares after the Record Date; and
(ii) the transferee of those shares produces properly endorsed share certificates or otherwise establishes that he or she owns the shares and demands, not later than 10 days before the Meeting, that his or her name be included in the list of shareholders before the Meeting, in which case the transferee will be entitled to vote his or her shares at the Meeting. The failure of a shareholder to receive the Notice of Meeting does not deprive him or her of the right to vote at the Meeting.

         The following table sets forth, as of May 25, 2005, the beneficial ownership of the Common Stock of each of the Corporation's directors and executive officers and any beneficial owner of more than five percent of the Common Stock, as well as by the Corporation's directors and executive officers as a group. Except as set forth below, the Corporation is not aware of any beneficial owner of more than five percent of the Common Stock. Except as otherwise indicated, the Corporation believes that the beneficial owners of the Common Stock listed below, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable.

Name of Shareholder                 Number of Common Shares            Percentage of Total Shares
-------------------                 -----------------------            --------------------------
Michael Green                             1,960,000 (1)                           52.8%
Director, President

Adrienne Green                              490,000 (1)                           13.2%

All directors as a group (1 person)       1,960,000                               52.8%

NOTE:

1. Pursuant to an agreement, dated May 18,2005, between Joe Chetti, in trust (the "Purchaser") and Michael Green, Adrienne Green and Martin Green (the "Sellers"), the Sellers agreed to sell and the Purchaser agreed to purchase the 2,550,000 shares (the "Shares") of the no par value common stock of the Corporation. The purchase price of the Shares is $600,000 U.S. funds (the "SHARE TRANSACTION"). The Sellers' sale, and the Purchaser's purchase, of the Shares is conditional upon, and will occur simultaneously with or immediately after the shareholders approval, and completion, of the sale of all of the assets, undertakings and liabilities of the Corporation to MIAD Information Systems Inc., ("NEW MIAD") a corporation owned by Michael Green (the "ASSET TRANSACTION"). Reference is made to the heading "RESOLUTION APPROVING THE SALE OF ALL OF THE ASSETS, UNDERTAKINGS AND LIABILITIES OF THE CORPORATION TO MIAD INFORMATION SYSTEMS INC." under the heading "PARTICULARS OF MATTERS TO BE ACTED UPON" below.

STATEMENT OF EXECUTIVE COMPENSATION

         For the fiscal year ended September 30, 2004, the Corporation had one
(1) "Executive Officer". During the most recently completed financial year the Corporation paid a total of $100,000 (Cdn.) for salaries and bonuses to directors and senior officers of the Corporation.

1.       Compensation of Named Executive Officers
         ----------------------------------------

         The following table sets forth all compensation in respect of individuals ("Named Executive Officers") who were, as at September 30, 2004, earning a combined salary and bonus in excess of Cdn. One Hundred Thousand Dollars ($100,000.00) for the fiscal year ended September 30, 2004:

                           SUMMARY COMPENSATION TABLE

                                                              Long Term Compensation
                                    Annual Compensation*      Awards
                                    --------------------      ------
Name and                                    $000*                      Securities
Principal                                                              Under Options        All Other
Position          Year              Salary     Bonus      Other        Granted              Compensation
---------         ----              ------     -----      -----        -------------        ------------
Michael
Green             2001               $188       $15        $                n/a                  n/a
President/        2002               $100       $n/a       $                n/a                  n/a
CEO               2003               $100       $16        $                n/a                  n/a
                  2004               $100       $n/a       $                n/a                  n/a

----------
* amounts expressed in Canadian dollars.

2.       Option to Purchase Securities
         -----------------------------

         There were no grants of options to purchase or acquire securities of the Corporation to any of the Named Executive Officers during the year ended September 30, 2004.

3.       Aggregated Option Exercises and Notional Year-End Option Values
         ---------------------------------------------------------------

         The following table sets forth information concerning each exercise of options during the year ended 2004 by each of the Named Executive Officers and the year-end value of unexercised options on an aggregated basis.

                       AGGREGATED OPTION EXERCISES DURING
                         2004 AND YEAR-END OPTION VALUES

                                                                                        Value of
                                                                                        Unexercised
                                                              Unexercised               in-the-Money
                                                              Options at                Options at
                                                              Year-End #                Year-End $
                  Securities                Aggregate
                  Acquired on               Value             Exercisable/              Exercisable/
Name              Option                    Realized $        Unexercisable             Unexercisable
----              -----------               ----------        -------------             -------------
Michael             n/a                         n/a                 n/a                       n/a
Green

4.       Termination of Employment, Change in Responsibilities and Employment
         Contracts
         --------------------------------------------------------------------

         The Corporation and its subsidiaries have entered into the following employment contracts with the Named Executive Officers. Under an agreement between the Corporation and Messr. Green, the Corporation has agreed to pay to Mr. Green a salary of $200,000.00, a commission of $5,000.00 for each One Million Dollars ($1,000,000.00) of sales achieved by the Corporation in each fiscal year (to a maximum of Ten Million Dollars ($10,000,000.00) in sales, a commission of $12,000.00 for each One Million Dollars ($1,000,000.00) of sales achieved by the Corporation in each fiscal year for sales in excess of Ten Million Dollars ($10,000,000.00), a one time bonus of Twenty Thousand Dollars ($20,000.00) in the event that the Corporation achieves sales in any fiscal year in excess of Ten Million Dollars ($10,000,000.00), a bonus at the rate of 4% of the Corporation's pre-tax profit, the reimbursement of reasonable and legitimate business expenses, and employment benefits in accordance with the Corporation's current employment benefits plan. In each of the last four fiscal years, Mr. Green has been paid less than the amounts stipulated in his employment agreement.

PARTICULARS OF MATTERS TO BE ACTED UPON
---------------------------------------

A.       ELECTION OF DIRECTORS

         The Articles of Incorporation of the Corporation provide that the board of directors of the Corporation consist of a minimum of one (1) and a maximum of seven (7) directors. The board of directors presently consists of one (1) director to be elected annually. Each director will hold office until the next annual meeting of the shareholders of the Corporation or until his/her successor is duly elected unless his office is earlier vacated in accordance with the By-laws of the Corporation.

         Management has nominated one person to act as the director of the Corporation. THE PERSONS NAMED IN THE ENCLOSED INSTRUMENT OF PROXY INTEND TO VOTE FOR THE ELECTION OF THE NOMINEES WHOSE NAMES ARE SET FORTH BELOW. The director who is standing for re-election by the shareholders has held office from the dates indicated below. Management does not contemplate that this nominee will be unable to serve as a director but, if that should occur for any reason prior to the Meeting, the persons named in the enclosed form of Proxy reserve the right to vote for another nominee in their discretion.

         Management anticipates that the director being nominated below will appoint a replacement director and then resign in the event that the sale of all of the assets, undertakings and liabilities of the Corporation to Miad Information Systems Inc. ("NEW MIAD"), a corporation owned by Michael Green, is completed (the "ASSET TRANSACTION"). The appointment of the replacement director will occur simultaneously with or immediately after shareholder approval, and completion, of the Asset Transaction and the Share Transaction. Reference is made to the heading "RESOLUTION APPROVING THE SALE OF ALL OF THE ASSETS, UNDERTAKINGS AND LIABILITIES OF THE CORPORATION TO MIAD INFORMATION SYSTEMS INC." under the heading "PARTICULARS OF MATTERS TO BE ACTED UPON" below.

         The following table and notes thereto states the name of the person proposed to be nominated for election as a Director, his principal occupation or employment for the past five years, the year in which he became a Director of the Corporation, and the number of shares of the Corporation beneficially owned, directly or indirectly, by him as of May 23, 2005. The Corporation does not presently have an executive committee or an audit committee of the Board of Directors.

                  Number of
Name              Shares (1)    Chief Occupation
----              ----------    ----------------

Michael Green     1,960,000     President, Chief Executive Officer
                                Miad Systems Ltd.

NOTE:

(1) The information as to shares beneficially owned, not being within the knowledge of the Corporation, has been furnished by the representative nominees individually.

1.       Meetings of the Board of Directors and Committees
         -------------------------------------------------

         The Board of Directors of the Corporation held a total of one (1) meeting during the fiscal year ended September 30, 2004 and one (1) meeting during the fiscal year ended September 30, 2003 (including actions adopted by unanimous consent). Each member of the Board of Directors attended 100% of the aggregate of the number of meetings of the Board and Board Committees' of which he was a member during the 2003 fiscal year, and 100% of said meetings during the 2004 fiscal year. The Corporation does not have a policy with regard to a director's attendance at annual meetings. The Corporation's Board of Directors has not created a procedure for shareholders to send communications to the Board since the Corporation's board and management team is quite small and easily accessible.

         The entirety of the Board of Directors serves as the Corporation's Audit Committee.

         The Audit Committee of the Board of Directors presently consists of Mr. Green. It held no meetings during the 2003 fiscal year and has held one (1) meeting during the 2004 fiscal year. The Audit Committee recommends the engagement of the Corporation's independent accountants and is primarily responsible for approving the services performed by the Corporation's independent accountants, for reviewing and evaluating the Corporation's accounting principles, reviewing the independence of independent auditors, and reviewing the adequacy and effectiveness of the Corporation's internal controls. See "Report of the Audit Committee."

2.       Compensation of Directors
         -------------------------

         Members of the Board of Directors do not currently receive any cash compensation for serving on the Board of Directors or any Committee thereof.

3.       Director Nomination
         -------------------

         The Corporation presently does not have a nominating committee to select nominees for its Board of Directors, nor does it have a committee performing a similar function. Michael Green currently comprises the entirety of the Corporation's Board of Directors and has participated in the consideration of director nominees. Currently, the Corporation believes that, because the Corporation cannot afford directors' and officers' liability insurance, the Corporation could not recruit quality nominees, other than the current directors, to serve on the Board of Directors. No candidates have been put forth by shareholders, nor has the Corporation paid a third party to assist in identifying or evaluating prospective nominees.

B.       APPOINTMENT OF AUDITORS

         Unless such authority is withheld, the persons named in the enclosed instrument of proxy intend to vote to appoint Sloan Partners LLP., Chartered Accountants, Toronto, Ontario, as auditors of the Corporation to hold office until the next Annual Meeting of Shareholders, or until their successors are elected or appointed in accordance with the provisions of the Corporation's by-laws, and to authorize the directors to fix their remuneration.

1.       Principal Accounting Firm Fees for Fiscal 2004
         ----------------------------------------------

         Sloan Partners LLP., Chartered Accountants ("Sloan") are the principal accountants of the Corporation. From time to time, Sloan, as well as other accounting and consulting firms, provide information technology consulting and other audit and non-audit service to the Corporation.

2.       Audit Fees
         ----------

         Audit fees for the fiscal year ended September 30, 2004, of approximately $20,000 include fees and expenses for the audit of the consolidated annual statements of the Corporation, fees for quarterly reviews, fees for consent and comfort letters in connection with the Corporations' prospectus filings and fees for accounting consultations arising during the audit. Audit fees for 2003 were $20,000 and were paid to Brodeur, Dennis, Chartered Accountants, the previous principal accountants of the Corporation. Sloan Partners LLP, Chartered Accountants, was first appointed auditors of the Corporation on November 15, 2004.

         The Board of Directors recommends a vote for the appointment of Sloan as the Corporation's independent accountants. Appointment of Sloan as independent accountants will require the affirmative vote of the majority of the Voting Securities present in person or represented by proxy at the Meeting.

         Unless such authority is withheld as specified in the enclosed form of proxy that shares represented by such proxy are to be withheld from voting in the appointment of auditors, the person(s) named in the enclosed instrument of proxy intend to vote to appoint Sloan Chartered Accountants, as auditors of the Corporation for the ensuing year or until their successors are duly appointed in accordance with the Corporation's By-Laws and to authorize the directors to fix their remuneration.

C. SPECIAL RESOLUTION APPROVING THE SALE OF ALL OF THE ASSETS, UNDERTAKINGS AND LIABILITIES OF THE CORPORATION TO MIAD INFORMATION SYSTEMS INC.

         Stockholders will be asked to consider, and if deemed appropriate, pass a special resolution approving the sale of all of the assets, undertaking and liabilities of the Corporation to MIAD Information Systems Inc. ("NEW MIAD"), substantially in the form of the draft resolution attached to this Circular as Schedule "A".

         Under the present business model, the Corporation has been losing money on a consistent basis over the last number of years. As a result, the major shareholder of the Corporation, Michael Green , has been required to advance monies to the Corporation. The amount presently owing to Michael Green as at September 30, 2004 is $50,000. Mr. Green, Martin Green and Adrienne Green (the "Sellers") have entered into an agreement with Joe Chetti, in trust, (the "Purchaser") whereby the Sellers agreed to sell to the Purchaser all of the shares of the Corporation owned by the Sellers for an aggregate consideration of $600,000.

         As a condition to the closing of the Share Transaction, and in order to create value for the shareholders, the Purchasers require that the Corporation transfer all of its existing assets, undertakings and liabilities out of the Corporation. As a result, the Corporation proposes to entered into an asset purchase agreement with New MIAD, a corporation wholly owned by Michael Green, whereby New MIAD will acquire all of the assets of the Corporation in consideration of all of the outstanding liabilities of the Corporation as of the closing date. As of December 31, 2004 the assets are valued at $868,801 and the liabilities, including the shareholder loan to Michael Green, totalling Fifty Thousand Dollars ($50,000.00) are valued at $1,104,251. If the assets exceed the liabilities on the date of closing, New MIAD will pay the difference to the Corporation. If the liabilities exceed the assets on the date of closing, New MIAD will assume additional liabilities without further consideration. The completion of the foregoing transactions are conditional upon shareholder and regulatory approval as well as the delivery of closing documentation by the parties to the transaction.

                  Approval of the special resolution approving the sale of all of the assets and liabilities of the Corporation to New MIAD requires the affirmative vote of two thirds (2/3) of the voting shares present in person or represented by proxy at the Meeting. The directors of the Corporation are authorized to abandon the Asset Transaction at any time without further approval of the shareholders of the Corporation. THOSE PERSONS NAMED IN THE ACCOMPANYING INSTRUMENT OF PROXY INTEND TO VOTE FOR THE SPECIAL RESOLUTION APPROVING THE SALE OF ALL OF THE ASSETS, UNDERTAKING AND LIABILITIES OF THE CORPORATION TO MIAD INFORMATION SYSTEMS INC. UNLESS INSTRUCTIONS TO THE CONTRARY ARE GIVEN.

SECTION 16(A) REPORTING
-----------------------

         As under the securities laws of the United States, the Corporation's directors, its executive (and certain other) officers, and any persons holding ten percent or more of the Corporation's Common Stock must report on their ownership of the Corporation's Common Stock and any changes in that ownership to the Securities and Exchange Commission. Specific due dates for these reports have been established. To date, the Corporation believes that all reports on behalf of the executive officers and directors for all transactions were filed on a timely basis.

OTHER MATTERS
-------------

         The Board of Directors does not know of any matters other than those referred to in the Notice of Meeting which will be presented for consideration at the meeting. However, it is possible that certain proposals may be raised at the meeting by one or more stockholders. In such case, or if any other matter should properly come before the meeting, it is the intention of the person named in the accompanying proxy to vote such proxy in accordance with his or her best judgement.

STOCKHOLDER PROPOSALS
---------------------

         In order to be included in the materials for the Corporation's next Annual Meeting of Stockholders, stockholder proposals must be received by the Corporation on or before April 30, 2006.

ANNUAL AND QUARTERLY REPORTS TO THE SECURITIES AND EXCHANGE COMMISSION
----------------------------------------------------------------------

         The Annual Report on Form 10-KSB for the year ended September 30, 2004 as filed with the Securities and Exchange Commission, which includes the financial statements of the Corporation for the fiscal year ended September 30, 2004 are available to shareholders at www.sec.gov. The quarterly report for the period ended March 31, 2005 has been filed with the SEC on Form 10-QSB and is also available to shareholders at www.sec.gov.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED ON
-----------------------------------------------------

         Michael Green, a director proposed as nominee for election to the Board of Directors of the Corporation, is a party to an employment agreement with the Corporation, as described above, under heading "B. STATEMENT OF EXECUTIVE COMPENSATION" "COMPENSATION OF NAMED EXECUTIVE OFFICERS" "TERMINATION OF EMPLOYMENT, CHANGE IN RESPONSIBILITIES AND EMPLOYMENT CONTRACTS" and "RESOLUTION APPROVING THE SALE OF ALL OF THE ASSETS, UNDERTAKINGS AND LIABILITIES OF THE CORPORATION TO MIAD INFORMATION SYSTEMS INC."

GENERAL
-------

         The information contained herein is given as of May 23, 2005. Management knows of no additional matters to come before the Meeting. Receipt at such Meeting of a report of the Directors and auditors and the Corporation's Financial Statements for its fiscal period ended September 30, 2004 will not constitute approval or disapproval of any matters referred to therein.

         The contents and the sending of this Circular and the sending of it to holders of common shares of the Corporation, to each director of the Corporation, to the auditors of the Corporation and to the appropriate governmental agencies have been approved by the Board of Directors of the Corporation.

                                             (SIGNED) MICHAEL A. S. GREEN
                                             ----------------------------
                                             PRESIDENT
May 27 , 2005

                              THIS IS SCHEDULE "A"
                          TO THE MANAGEMENT INFORMATION
                          CIRCULAR OF MIAD INFORMATION
                         SYSTEMS INC. DATED MAY 27, 2005

SPECIAL RESOLUTION OF THE SHAREHOLDERS OF

MIAD SYSTEMS LTD.

RE:    SALE OF ALL OF THE ASSETS, UNDERTAKINGS
       AND LIABILITIES OF THE CORPORATION TO
       MIAD INFORMATION SYSTEMS INC.
--------------------------------------------------------------------------------

         WHEREAS it is considered to be in the best interests of the Corporation that all of the assets and undertakings of the Corporation be sold to Miad Information Systems Inc. ("NEW MIAD") in consideration for the assumption by New Miad of all of the liabilities of the Corporation;

NOW THEREFORE BE IT RESOLVED THAT:

1. the sale, assignment and transfer by the Corporation of all of its assets and undertaking to New Miad in exchange for the assumption by New Miad of all of the liabilities of the Corporation as at the date of the completion of the transaction of purchase and sale pursuant to an agreement of purchase and sale (the "ASSET PURCHASE AGREEMENT") between Michael Green, New Miad and the Corporation substantially in the form of the draft agreement of purchase and sale attached hereto as Schedule "A" be and the same is hereby approved and confirmed;

2. the directors of the Corporation are hereby authorized to abandon the Asset Purchase Agreement at any time without further approval of the shareholders of the Corporation; and

3. any director or officer of the Corporation is hereby authorized to execute (whether under the corporate seal of the Corporation or otherwise) and deliver all such documents and to do all acts and things as such director or officer may determine to be necessary or advisable in connection with such Asset Purchase Agreement (including, without limitation, the execution and delivery of such certificates or other assurances), the execution of any such document or the doing of any such other act or thing by any director or officer of the Corporation being conclusive evidence of such determination.

                        THIS IS SCHEDULE "A" TO A SPECIAL
                        RESOLUTION OF THE SHAREHOLDERS OF
                                MIAD SYSTEMS LTD.

                            ASSET PURCHASE AGREEMENT

                  THIS AGREEMENT made as of this 18th day of May , 2005.

BETWEEN:

         MIAD INFORMATION SYSTEMS INC., being a corporation incorporated under the laws of the Province of Ontario,

         (hereinafter called the "PURCHASER")

                                                              OF THE FIRST PART;

         -and-

         MIAD SYSTEMS LTD., being a corporation incorporated under the laws of the Province of Ontario,

         (hereinafter collectively called the "VENDOR")

                                                             OF THE SECOND PART;

                                      -and-

         MICHAEL GREEN, a person residing in the City of Toronto, in the Province of Ontario,

         (hereinafter collectively called the "PURCHASER PRINCIPAL")

                                                               OF THE THIRD PART

         WHEREAS the Vendor is in the business (the "BUSINESS") of selling and maintaining computer systems located at 43 Riviera Drive, Unit 6, Markham, Ontario, (the "PREMISES");

         AND WHEREAS the Purchaser wishes to purchase and the Vendor wishes to sell all of the assets and undertaking of the Business, upon the terms and conditions hereinafter set out;

         NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the respective covenants herein contained the parties hereto agree as follows:

1.00     PURCHASE OF PURCHASED ASSETS
         ----------------------------

1.01 Subject to the terms and conditions hereof, the Vendor hereby transfers, sells, assigns, grants and conveys to the Purchaser and the Purchaser purchases from the Vendor, the property and assets located at the Premises, as of the closing date of the Stock Purchase Agreements between the Purchaser Principal and Adrienne Green and Joe Chetti, in trust. (which closing date shall be the "Closing Date" of this Agreement), as follows:

         (a) the machinery, equipment, tools, supplies, furniture, furnishings (whether or not fixtures) and accessories at the Premises;

         (b)      all inventories;

         (c)      all supplies for use in connection with the Business;

         (d) all accounts receivables as at the date of closing of the within agreement

         (e) the benefits of all prepaid expenses associated with the operation of the Business;

         (f) all of the Vendor's right, title and interest in and to the lease (the "LEASE") of the Premises;

         (g) all of the Vendor's right, title and interest in and to the leasehold improvements at the Premises;

         (h) the equipment leases, conditional sales contracts, title retention agreements and other agreements between the Vendor and third parties relating to equipment used by the Vendor in connection with the Business (the "EQUIPMENT LEASES");

         (i) the goodwill of the Business and the right of the Vendor in the telephone and fax number or numbers, Internet web sites/addresses listed in the name of the Vendor and/or any trade name used by the Vendor in the Business; and

         (j) all books, documents, records, files and other data and any other property and assets owned by the Vendor or to which they are entitled in connection with the Business.

2.00     PURCHASE PRICE
         --------------

2.01 The purchase price for the Purchased Assets is One Million Seventy-seven Thousand Eight Hundred and Thirty-six Dollars ($1,077,836.00) (the "PURCHASE PRICE"), subject to adjustment of the actual amount of the Purchased Assets as at the Date of Closing.

2.02 The Purchase Price shall be paid by the assumption by the Purchaser of all liabilities of every nature and kind owing by the Vendor in connection with the Business (presently estimated to be the amount of One Million Two Hundred Ninety-two Thousand Four Hundred Thirty-nine Dollars ($1,292,439.00)), subject to adjustment of actual amount as at the Date of Closing (the "ASSUMED LIABILITIES").

2.03 In the event that the Purchased Assets exceeds the Assumed Liabilities as at the Closing Date, the Purchaser shall pay to the Vendor such excess.

3.00     REPRESENTATIONS AND WARRANTIES OF THE VENDOR
         --------------------------------------------

         The Vendor hereby jointly represents and warrants that:

3.01 The Vendor is a subsisting corporation duly and validly incorporated and organized under the laws of the Province of Ontario.

3.02 The Vendor has all requisite corporate power and authority to carry on its business and to own, lease and operate the properties and assets now-owned, leased and operated by it and is duly qualified to do business and to own, lease and operate its properties and assets and is in good standing in every jurisdiction in which the character of the business conducted or the nature of the properties owned, leased or operated by the Vendor makes such qualification necessary.

4.00     COVENANTS OF THE VENDOR
         -----------------------

4.01     The Vendor hereby covenants that it will, on the Date of Closing:

         (a) execute and deliver to the Purchaser all necessary documents, necessary or reasonably required to transfer effectively to the Purchaser good and marketable title to the Purchased Assets free and clear of all mortgages, pledges, liens, charges, claims, demands, security interests or encumbrances of any nature or kind;

         (b)      deliver possession of the Purchased Assets to the Purchaser.

4.02 The Vendor covenants that it will, prior to the Closing Date, secure approval of this asset sale transaction by the Vendor's shareholders in accordance with relevant law.

5.00     REPRESENTATIONS AND WARRANTIES OF THE PURCHASER
         -----------------------------------------------

         The Purchaser hereby represents and warrants, and acknowledges that the Vendor is relying on the foregoing representations and warranties in completing the agreement of purchase and sale, that:

5.01 The Purchaser is a subsisting corporation duly and validly incorporated and under the laws of the Province of Ontario.

6.00     COVENANTS OF THE PURCHASER
         --------------------------

6.01 The Purchaser hereby covenants that, contemporaneously with the execution of this Agreement, the Purchaser will:

         (a) execute all assignments and documents delivered pursuant to this Agreement which require execution by the Purchaser;

         (b) assume all employees of the Vendor upon the same terms and conditions as presently employed; and

         (c) guarantee payment of the Assumed Liabilities, and indemnify and hold harmless Vendor from any costs, expenses, damages or legal fees (other than contemplated in this Agreement) related to the Assumed Liabilities.

7.00     GENERAL CONTRACT PROVISIONS
         ---------------------------

7.01 This agreement shall be governed by the laws of Canada to the extent they apply and by the laws of the Province of Ontario.

7.02 All words and personal pronouns relating thereto shall be read and construed as the number and gender of the party or parties referred to in each case require and the verb shall be construed as agreeing with the required word and/or pronoun.

7.03 Time shall be of the essence of this agreement and every part herein and no extension or violation of the Agreement shall operate as a waiver of this provision.

7.04 If the Purchaser is two or more persons, the representations, warranties and covenants on the part of the Purchaser herein made shall be deemed to be the joint and several representations, warranties and covenants of such persons.

7.05 This Agreement shall constitute the entire agreement between the parties hereto with respect to all of the matters herein and no warranty, representation, covenant or condition pertaining to any of such matters shall have any force and effect whatsoever unless contained in this Agreement.

7.06 This agreement constitutes the entire agreement between the parties and supersedes all prior and contemporaneous agreements, understandings and discussions, whether oral or written, and there are no warranties or representations between the parties except as expressly provided in this agreement.

7.07 This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

7.08 All communications provided for herein shall be in writing and shall be personally delivered to an officer or other responsible employee of the addressee or sent by telefacsimile or other direct written electronic means, charges prepaid, at or to the applicable address or telefacsimile number, as the case may be, set opposite the party's name below or at or to such other address or addresses or telefacsimile number or numbers as any party hereto may from time to time designate to the other parties in such manner. Any communication which is personally delivered as aforesaid shall be deemed to have been validly and effectively given on the date of such delivery if such date is a Business Day (as hereinafter defined) and such delivery was made during normal business hours of the recipient; otherwise, it shall be deemed to have been validly and effectively given on the Business Day next following such date of delivery. Any communication which is transmitted by telefacsimile or other direct written electronic means as aforesaid shall be deemed to have been validly and effectively given on the date of transmission if such date is a Business Day and such transmission was made during normal business hours of the recipient; otherwise, it shall be deemed to have been validly and effectively given on the Business Day next following such date of transmission. For the purposes hereof, "Business Day" shall mean any day other than a Saturday, Sunday or statutory or civic holiday in the City of Toronto, Province of Ontario.

         To the Purchaser, Vendor,          43 Riviera Drive - Unit 6
         or Purchaser Principal at:         Markham, Ontario
                                            L3R 5J6
                                            Attention: Michael Green
                                            ------------------------
                                            Phone: (905) 479-0214
                                            Fax: (905) 479-9472

               with a copy to:              Conway Kleinman Kornhauser, LLP
                                            Barristers & Solicitors
                                            390 Bay Street - Suite 1102
                                            Toronto, Ontario
                                            M5H 2Y2
                                            Attention: David N. Kornhauser
                                            ------------------------------
                                            Phone: (416) 862-6280
                                            Fax: (416) 368-5454
                                            Email: dkornhauser@ckkg.com
                                                   --------------------

7.09 This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall be but a single instrument. IN WITNESS WHEREOF the parties hereto have duly executed this agreement .

SIGNED, SEALED AND DELIVERED        )        MIAD INFORMATION SYSTEMS INC.
   in the presence of               )
                                    )
                                    )        Per:  _______________________c/s
                                    )
                                    )
                                    )
                                    )        MIAD SYSTEMS LTD.
                                    )
                                    )
                                    )        Per:  _______________________c/s
                                    )
                                    )
                                    )        ____________________________
                                    )        Michael Green

                                MIAD SYSTEMS LTD.
                               INSTRUMENT OF PROXY
                             FOR THE ANNUAL MEETING
                     TO BE HELD ON WEDNESDAY, JUNE 30, 2005

                      THIS PROXY IS SOLICITED ON BEHALF OF
                        THE MANAGEMENT OF THE CORPORATION

         I, ___________________________________ the undersigned, being a shareholder of MIAD SYSTEMS LTD. (the "Corporation"), hereby appoint MICHAEL GREEN, a Director and President of the Corporation or failing him, __________________________________or instead of the foregoing,
__________________________________ as my Proxy, to vote for me and on my behalf at the Annual of shareholders of the Corporation, to be held on Thursday, the 30th day of June, 2005, and at any adjournment thereof and to vote the shares in the capital stock of the Corporation registered in the name of the undersigned with respect to the matters set forth below as follows:

         1. On the election of the Directors nominated by management as follows:

             MICHAEL GREEN

             FOR _____________WITHHOLD VOTE_____________

         2. Appointment of auditors for the ensuing year and to authorize the directors to fix the remuneration to be paid to the auditors.


             FOR ____________WITHHOLD VOTE_____________

         3. To consider and if deemed appropriate, pass a special resolution approving the sale of all of the assets, undertakings and liabilities of the Corporation to MIAD Information Systems Inc.

             FOR____________ AGAINST_____________________

The undersigned hereby revokes any proxy previously given. WITNESS my hand this day of , 2005.

-----------------------------               ---------------------------------
NAME (PLEASE PRINT)                         SIGNATURE OF SHAREHOLDER

NOTES:

1. This proxy confers authority for the above-named to vote his/her discretion with respect to amendments or variations to the matters identified in the Notice of Meeting accompanying this proxy instrumented or on any other matters which may properly come before the meeting. WHERE NO CHOICE IS SPECIFIED BY THE SHAREHOLDER, THIS PROXY WILL CONFER AUTHORITY AND WILL BE VOTED IN FAVOUR OF THE MATTERS REFERRED TO ABOVE.

2. EACH SHAREHOLDER HAS THE RIGHT TO APPOINT A PERSON TO REPRESENT HIM/HER AT THE MEETING OTHER THAN THE PERSON SPECIFIED ABOVE. Such right may be exercised by striking out the names of the specified persons and by inserting in the blank space provided the name of the person to be appointed, who need not be a shareholder of the Corporation.

3. This proxy must be executed by the shareholder or his/her attorney duly authorized in writing. If the shareholder is a corporation, this proxy must be executed under its corporate seal or by an officer or attorney thereof duly authorized.

4. Please date this Proxy. If not dated, it shall be deemed to be dated the day on which it is mailed.